       LEGG MASON
       -------------------------------------------------------------------------
       OPPORTUNITY TRUST



                              QUARTERLY REPORT TO SHAREHOLDERS
                              March 31, 2002
                              Primary Class



                       ---------------------------------------------------------

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with the quarterly report for your Fund, the Legg Mason Opportunity Trust. Your Fund was launched on December 30, 1999, and at this writing has about $1.9 billion in net assets. As of March 31, 2002, the net asset value of the Primary Class of shares was $10.49.

  The following table summarizes key statistics for the Primary Class of shares, as well as several market indices for periods ended March 31, 2002:

                                    Cumulative Total Return(A)
                                 --------------------------------
                                                        Since
                                 3 Months   1 Year   Inception(B)
                                 --------   ------   ------------
Opportunity Trust                 +7.04%    +3.34%     +7.28%
Dow Jones Industrial Average(C)   +4.26%    +7.21%     -6.19%
S&P 500 Stock Composite
  Index(D)                        +0.23%    +0.21%    -19.71%
Value Line Index(E)               +2.34%    +2.42%    -12.26%

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

  As always, we appreciate your support and welcome your comments.

                                          Sincerely,

                                          /s/ MARK R. FETTING

                                          Mark R. Fetting
                                          President

April 30, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(B) The Fund's inception date is December 30, 1999. Index returns are for periods beginning December 31, 1999.

(C) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(D) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(E) Comprised of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock covering both large- and small-capitalization companies.

Portfolio Manager's Comments

Legg Mason Opportunity Trust

  Our Fund performed well in the first calendar quarter, rising 7% while the S&P 500 was barely in positive territory at 0.2%. Since the end of the quarter our lead over the market has widened, but our absolute returns are worse. As of this writing, we are up about 2%, while the S&P is down about 6.4%.

  The market has been bedeviled by a variety of concerns, from the quality and integrity of financial reporting (and research), to the texture of the economic recovery, to problems in the Middle East. If valuations were low, none of this would matter much, but valuations look pretty fair, so anything that induces angst pushes the market lower.

  I think that most of the market's worries will be behind us in the next month or so, barring any serious political upheavals. The recovery is slowly taking hold, companies are continuing to cut costs, productivity in the first quarter was a remarkable 8%, and as profits begin to improve capital spending will start to recover, albeit probably slowly.

  The valuation discrepancies that arose in the late 90's have mostly dissipated. The weight of money chasing tech created a broad bargain area in non-tech, especially among small- and mid-cap companies. That has largely been worked off, in my opinion. The Value Line Index, a good measure of the broad market, recently hit its highest valuation ever, at over 20x earnings, surpassing the previous peak reached in 1987. It also now sports the lowest dividend yield ever, at 1.4%.

  Continuing a trend that's as old as human history, money is now pouring into funds that specialize in small- and mid-cap names, especially those at the top of the near-term performance charts. Of course, the time to buy these funds was two or three years ago, when their performance was bad and their stocks were cheap. But then, nobody wants cheap stocks, which is why they are cheap.

  We have gone even beyond the area of cheap stocks to focus on those that are toxic, or are perceived so. Some of them may even be so, which is okay so long as we make enough when we are right to pay for the inevitable mistakes. A recent example is Tyco, a disaster that we uncharacteristically avoided, but found too attractive to pass up when it fell into the twenties, a four-year low. It has since fallen to the teens, where it last sold five years ago, and now trades at about 10x, the worst possible earnings number we can conjure up. On more realistic estimates, it is about 7x earnings. I think it is worth at least twice the current price. It is now our second largest position.

  The current valuation of the market and the low inflation, low nominal growth economic environment we are in, mean that the prospects for equities are relatively uninspiring compared to those experienced from the bottom in 1982 through the end of 1999. They are, though, much better than those achieved in the past two years. We estimate the S&P 500's long-term returns at between 6% and 8% per year. Those numbers are derived from a beginning dividend yield of 1.4% and earnings growth of 5% to 6%, and assume no change in valuation. If valuation changes, it is unlikely to go up, although I guess anything is possible.

  The biggest impediment to better returns in stocks is the return available in bonds. Investment grade corporate bonds yield over 8%. With bonds, you are guaranteed that return plus your money back, or the company goes bankrupt and your claim on any assets is superior to that of the shareholders. Any competent equity analyst ought to be able to tell whether a company is good for the money it promises to bondholders.

  With stocks, of course, you are not guaranteed any rate of return. One of the great advantages of bonds is that managements are unable to divert some or all of your return to their pockets, as they can if you sit lower in the capital structure. Until they figure out a way to craft bond option plans or some other such scheme, bondholders will not have part of their returns transferred to management, as is the case with such vehicles as stock options. Since stockholders are in a riskier position than bondholders, they should be compensated for that risk with higher returns, else they will sell their stocks and buy bonds. I think one of the reasons the market has been doing poorly is that stock investors are tired of being fully responsible for the downside in a business, but only entitled to part of the returns if there is upside, with the management getting whatever they can convince the board to give them.

Leverage

  One of the advantages of a fund such as this is that it is structured more broadly than most mutual funds. We can short, we can own derivatives such as options or futures, we can own foreign currencies or international stocks or bonds. We can also borrow money.

  All of these alternatives are available if we think they will add value for shareholders. One that we may soon choose to employ is the power to borrow money. We have established a credit line of $100 million, and may use it to acquire securities whose expected returns exceed, by a wide margin, the costs of borrowing. Successfully employed, this will add to our returns; unsuccessfully employed, it will hurt them.

  It is a bit of a mystery why more equity funds do not use leverage. Companies routinely borrow money, as do individuals for everyday expenses as well as for the acquisition of assets such as cars or houses. Hedge funds, the most rapidly growing part of the investment world, commonly borrow as well.

  Stock mutual funds have assets that are much more liquid than most any company, yet rarely do funds choose to employ leverage. The same equity managers who would criticize a debt-free industrial company for not using leverage to enhance returns for shareholders do not themselves use it to enhance returns for shareholders.

  I don't have any timetable for use of leverage in this Fund; it will be used if I believe the probabilities favor its use. In a declining market, leverage will, other things being equal, increase your losses. That is why we have not used it. I do expect that the market will resume its upward course at some point, and then, other things being equal, borrowing will enhance shareholder value. In any case, the amount we may borrow is limited to 10 percent of net assets.

  As always, we appreciate your support and welcome your comments.

                                                  Bill Miller, CFA

May 13, 2002

DJIA 10109.7

Performance Information

Legg Mason Opportunity Trust

Total Returns for One Year, Two Years and Life of Class, as of March 31, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Performance would have been lower if fees had not been waived in various periods.

  The Fund has two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders.

  Total returns for the Fund as of March 31, 2002, were as follows:

Average Annual Total Return
  Primary Class:
    One Year                   +3.34%
    Two Years                  +0.27%
    Life of Class(A)           +3.17%

Cumulative Total Return
  Primary Class:
    One Year                   +3.34%
    Two Years                  +0.54%
    Life of Class(A)           +7.28%

---------------

(A) Inception date of the Primary Class is December 30, 1999.

Legg Mason Opportunity Trust

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the 1st quarter 2002(B)
----------------------------------------------
 1.   Providian Financial
       Corporation                    +112.7%
 2.   Providian Financial
       Corporation, Cv., 0%, due
       2/15/21                         +80.2%
 3.   Mandalay Resort Group            +43.5%
 4.   Oxford Health Plans, Inc.        +38.7%
 5.   Pinnacle Entertainment, Inc.     +33.7%
 6.   Amazon.com, Inc.                 +32.2%
 7.   eSpeed, Inc.                     +27.8%
 8.   Devon Energy Corporation         +25.0%
 9.   Amazon.com, Inc., Cv., 4.75%,
       due 2/1/09                      +24.5%
10.   Symantec Corporation             +24.3%

Weak performers for the 1st quarter 2002(B)
-------------------------------------------
 1.  Riverstone Networks, Inc.      -63.9%
 2.  Enterasys Networks, Inc.       -52.2%
 3.  Level 3 Communications, Inc.   -28.8%
 4.  Broadwing Inc.                 -26.4%
 5.  Gateway, Inc.                  -21.4%
 6.  Conseco, Inc.                  -18.8%
 7.  Level 3 Communications,
      Inc., 9.125%, due 5/1/08      -14.0%
 8.  Republic Services, Inc.         -6.5%
 9.  Acxiom Corporation              -1.9%
10.  Unisys Corporation              +0.7%

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 1st quarter 2002
----------------------------------------------
ImClone Systems Incorporated
The AES Corporation
Tyco International Ltd.

 Securities sold during the 1st quarter 2002
----------------------------------------------
AOL Time Warner Inc.
Hollywood Entertainment Corporation
KPMG Consulting Inc.
Osprey Trust Osprey I Inc., 7.797%, due
 1/15/03

Portfolio of Investments

March 31, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 85.6%
Consumer Discretionary -- 11.6%
 Hotels, Restaurants and Leisure -- 3.1%
 Mandalay Resort Group                                          1,508          $   46,305(A)
 Pinnacle Entertainment, Inc.                                   1,800              14,508(A,B)
                                                                               ----------
                                                                                   60,813
                                                                               ----------
 Internet and Catalog Retail -- 4.5%
 Amazon.com, Inc.                                               6,200              88,660(A)
                                                                               ----------
 Specialty Retail -- 4.0%
 Abercrombie & Fitch Co.                                        2,500              77,000(A)
                                                                               ----------
Consumer Staples -- 3.6%
 Beverages -- 3.6%
 Cott Corporation                                               3,684              69,598(A,B)
                                                                               ----------
Energy -- 2.5%
 Oil and Gas -- 2.5%
 Devon Energy Corporation                                       1,000              48,270
                                                                               ----------
Financials -- 19.5%
 Banks -- 1.7%
 Washington Mutual, Inc.                                        1,000              33,130
                                                                               ----------
 Diversified Financials -- 11.7%
 AmeriCredit Corp.                                              4,000             151,960(A)
 Providian Financial Corporation                               10,000              75,500
                                                                               ----------
                                                                                  227,460
                                                                               ----------
 Insurance -- 6.1%
 Conseco, Inc.                                                 15,000              54,300(A)
 UnumProvident Corporation                                      2,300              64,239
                                                                               ----------
                                                                                  118,539
                                                                               ----------
Health Care -- 7.1%
 Biotechnology -- 1.7%
 ImClone Systems Incorporated                                   1,300              32,019(A)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Health Care -- Continued
 Health Care Distributors and Services -- 5.4%
 Omnicare, Inc.                                                 1,800          $   46,602
 Oxford Health Plans, Inc.                                      1,400              58,506(A)
                                                                               ----------
                                                                                  105,108
                                                                               ----------
Industrials -- 12.9%
 Commercial Services and Supplies -- 5.8%
 Republic Services, Inc.                                        3,000              56,040(A)
 Viad Corp                                                      2,000              56,000
                                                                               ----------
                                                                                  112,040
                                                                               ----------
 Industrial Conglomerates -- 3.6%
 Tyco International Ltd.                                        2,200              71,104
                                                                               ----------
 Machinery -- 3.5%
 Pentair, Inc.                                                  1,500              67,455
                                                                               ----------
Information Technology -- 18.0%
 Communications Equipment -- 5.8%
 Enterasys Networks, Inc.                                       9,000              38,070(A)
 Research In Motion Limited                                     1,800              49,986(A)
 Riverstone Networks, Inc.                                      4,300              25,800(A)
                                                                               ----------
                                                                                  113,856
                                                                               ----------
 Computers and Peripherals -- 2.6%
 Gateway, Inc.                                                  8,000              50,560(A)
                                                                               ----------
 Internet Software and Services -- 1.4%
 eSpeed, Inc.                                                   2,500              26,450(A)
                                                                               ----------
 IT Consulting and Services -- 5.4%
 Acxiom Corporation                                             3,200              54,848(A)
 Unisys Corporation                                             4,000              50,520(A)
                                                                               ----------
                                                                                  105,368
                                                                               ----------
 Software -- 2.8%
 Symantec Corporation                                           1,300              53,573(A)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Miscellaneous -- 0.7%
 Davis Partners Fund I, LLP                                    15,000          $   14,362(C)
                                                                               ----------
Telecommunication Services -- 7.2%
 Diversified Telecommunication Services -- 7.2%
 Broadwing Inc.                                                 9,598              67,090(A)
 Level 3 Communications, Inc.                                  20,000              71,200(A,B)
 TALK America Holdings, Inc.                                    5,574               2,397(A,B)
                                                                               ----------
                                                                                  140,687
                                                                               ----------
Utilities -- 2.5%
 Electric Utilities -- 2.5%
 The AES Corporation                                            5,500              49,500(A)
                                                                               ----------
Total Common Stock and Equity Interests
 (Identified Cost -- $1,542,180)                                                1,665,552
-----------------------------------------------------------------------------------------
Corporate and Other Bonds -- 11.3%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                     $ 20,000              12,302(D)
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                      126,500              77,810
Exodus Communications, Inc., 10.75%, due 12/15/09              10,000               2,113(E,F)
Exodus Communications, Inc., 11.63%, due 7/15/10              244,000              51,545(E,F)
Level 3 Communications, Inc., 9.125%, due 5/1/08              150,000              64,500(B)
Providian Financial Corporation, Cv., 0%, due 2/15/21          17,000               5,207
TALK America Holdings, Inc., Cv., 4.50%, due 9/15/02           27,008               6,887(B)
                                                                               ----------
Total Corporate and Other Bonds (Identified
 Cost -- $267,960)                                                                220,364
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 3.6%

J.P. Morgan Chase & Co.
 1.88%, dated 3/28/02, to be repurchased at $35,034 on
 4/1/02 (Collateral: $34,070 Freddie Mac notes, 6.25%, due
 10/15/02, value $35,760)                                      35,026              35,026

                                                               Par               Value
-----------------------------------------------------------------------------------------
Repurchase Agreements -- Continued

Morgan Stanley Dean Witter & Co., Inc.
 1.88%, dated 3/28/02, to be repurchased at $35,034 on
 4/1/02 (Collateral: $34,437 Fannie Mae mortgage-backed
 securities, 7.5%, due 4/1/31, value $35,857)                 $35,027          $   35,027
                                                                               ----------
Total Repurchase Agreements (Identified Cost -- $70,053)                           70,053
-----------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified Cost --$1,880,193)                      1,955,969
Other Assets Less Liabilities -- (0.5)%                                           (10,552)
                                                                               ----------

NET ASSETS -- 100.0%                                                           $1,945,417
                                                                               ==========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $10.49
                                                                               ==========
 INSTITUTIONAL CLASS                                                               $10.50
                                                                               ==========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2002, the total market value of Affiliated Companies was $229,090 and the identified cost was $238,841.

(C) Investment is a limited partnership organized under the laws of the State of Delaware. The Fund invested $15,000 in the partnership during November 2001. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

(D) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.6% of net assets.

(E) Bond is in default.

(F) In bankruptcy proceedings.

10
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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                         Investment Adviser

                         LMM, LLC
                         Baltimore, MD

                         Board of Directors and Officers

                         John F. Curley, Jr., Chairman
                         Mark R. Fetting, President
                         Richard G. Gilmore
                         Arnold L. Lehman
                         Dr. Jill E. McGovern
                         Jennifer W. Murphy
                         G. Peter O'Brien
                         T. A. Rodgers

                         Transfer and Shareholder Servicing Agent

                         Boston Financial Data Services
                         Boston, MA

                         Custodian

                         State Street Bank & Trust Company
                         Boston, MA

                         Counsel

                         Kirkpatrick & Lockhart LLP
                         Washington, DC

                         Independent Auditors

                         Ernst & Young LLP
                         Philadelphia, PA

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-088
5/02